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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10 K, into the Company's previously filed Registration Statements File Nos. 333-33656 and 333-95857.

                                        /s/ Arthur Andersen LLP

Oklahoma City, Oklahoma
March 26, 2002